PROMISSORY NOTE

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PRINCIPAL   LOAN DATE    MATURITY   LOAN NO.  CALL  COLLATERAL  ACCOUNT  OFFICER  INITIALS
33,000.00   05-28-1997  05-29-1998                                         103
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
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  References in the shaded area are for Lender's use only and do not limit the
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         applicability of this document to any particular loan or item
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BORROWER:  PENN OCTANE CORPORATION         LENDER:  BAY AREA BANK
           900 VENTERANS BLVD, STE 240              900 VETERANS BLVD.
           REDWOOD CITY, CA 94063                   P.O. BOX 2579
                                                    REDWOOD CITY, CA 94064

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PRINCIPAL AMOUNT:  $33,000.00 INTEREST RATE: 0.000% DATE OF NOTE: MAY 29, 1997

PROMISE TO PAY. PENN OCTANE CORPORATION ("BORROWER") PROMISES TO PAY TO BAY AREA BANK ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF THIRTY THREE THOUSAND & 00/100 DOLLARS ($33,000.00), TOGETHER WITH INTEREST AT THE RATE OF 0.000% PER ANNUM ON THE UNPAID PRINCIPAL BALANCE FROM MAY 28, 1997, UNTIL PAID IN FULL.

PAYMENT. BORROWER WILL PAY THIS LOAN ON DEMAND, OR IF NO DEMAND IS MADE, IN ONE PRINCIPAL PAYMENT OF $33,000.00 PLUS INTEREST ON MAY 29, 1998. THIS PAYMENT DUE MAY 29, 1998, WILL BE FOR ALL PRINCIPAL AND ACCRUED INTEREST NOT YET PAID. Interest on this Note is computed on a 365/365 simple interest basis; that is, by applying the ratio of the annual interest rate over the number of days in a year, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due.

LATE  CHARGE.   If a payment is 10 DAYS OR MORE LATE, Borrower will be charged
5.000%  OF  THE  REGULARLY  SCHEDULED PAYMENT OR $25.00, WHICHEVER IS GREATER.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect of any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness in impaired.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen
(15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonable practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the interest rate on this Note 5.000 percentage points. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceeding (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgement collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF SAN MATEO COUNTY, THE STATE OF CALIFORNIA. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $12.00 if Borrower makes a payment on Borrower's loan and the check or pre-authorized charge with which borrower pays is later dishonored.

GENERAL PROVISION. This Note is payable on demand. The inclusion of specific default provisions or rights of lender shall not preclude Lender's right to declare payment of this Note on its demand. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, any unless otherwise expressly stated in writing, no party who signs this Note, whether as make, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extent (repeatedly and for any length or time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

05-28-97                        PROMISSORY NOTE                         PAGE 2
                                  (CONTINUED)

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.


BORROWER:


PENN  OCTANE  CORPORATION



BY:  /S/ JEROME B. RICHTER
     -----------------------------------------
     JEROME  B.  RICHTER,  PRESIDENT/SECRETARY

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